UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 31, 2012
Date of report (Date of earliest event reported)

Cabot Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Seaport Lane, Suite 1300, Boston, Massachusetts	02210-2019
(Address of principal executive offices)	(Zip code)

617-345-0100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01           Completion of Acquisition or Disposition of Assets.

On July 31, 2012, Cabot Corporation (the “Company”) completed its acquisition of all of the issued and outstanding share capital Norit N.V. from N Beta S.à r.l., an affiliate of Doughty Hanson & Co Managers Limited and Euroland Investments B.V. for a purchase price of $1.1 billion.

Item 2.02           Results of Operations and Financial Condition

On July 31, 2012, Cabot Corporation issued a press release announcing its operating results for its fiscal quarter ended June 30, 2012.  A copy of the press release is furnished herewith as Exhibit 99.3

Item 9.01           Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Exhibit 99.1 The Carve Out Combined and Consolidated Balance Sheets of Norit’s Activated Carbon Business as of December 31, 2011 and Carve Out Combined and Consolidated Statements of Operations, Invested Equity, Shareholders’ Equity and Comprehensive Income and Cash Flows for the year ended December 31, 2011 (incorporated herein by reference from the relevant portions of Exhibit 99.2 of Cabot’s Current Report on Form 8-K, dated July 2, 2012, file reference 1-5667, filed with the SEC on July 2, 2012).

(b)	Pro forma financial information.

Exhibit 99.2 The Company’s Unaudited Pro Forma Combined Balance Sheet as of March 31, 2012, giving effect to the acquisition of Norit as if it and the related financing transactions had occurred on March 31, 2012, and Unaudited Pro Forma Combined Statement of Operations for the twelve months ended September 30, 2011 and the six months ended March 31, 2012, in each case giving effect to the acquisition of Norit as if it and the related financing transactions occurred on October 1, 2010 (incorporated herein by reference to Exhibit 99.1 of Cabot’s Current Report on Form 8-K, dated July 2, 2012, file reference 1-5667, filed with the SEC on July 2, 2012).

(d)	Exhibits.

Exhibit 99.3 Press release issued by Cabot Corporation on July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

July 31, 2012	By:	/s/ James P. Kelly
	Name:	James P. Kelly
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Carve Out Combined and Consolidated Balance Sheets of Norit’s Activated Carbon Business as of December 31, 2011 and Carve Out Combined and Consolidated Statements of Operations, Invested Equity, Shareholders’ Equity and Comprehensive Income and Cash Flows for the year ended December 31, 2011 (incorporated herein by reference from the relevant portions of Exhibit 99.2 of Cabot’s Current Report on Form 8-K, dated July 2, 2012, file reference 1-5667, filed with the SEC on July 2, 2012).

99.2	The Company’s Unaudited Pro Forma Combined Balance Sheet as of March 31, 2012, giving effect to the acquisition of Norit as if it and the related financing transactions had occurred on March 31, 2012, and Unaudited Pro Forma Combined Statement of Operations for the twelve months ended September 30, 2011 and the six months ended March 31, 2012, in each case giving effect to the acquisition of Norit as if it and the related financing transactions occurred on October 1, 2010 (incorporated herein by reference to Exhibit 99.1 of Cabot’s Current Report on Form 8-K, dated July 2, 2012, file reference 1-5667, filed with the SEC on July 2, 2012).

99.3	Press release issued by Cabot Corporation on July 31, 2012.